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                                                                    EX-99.B9CII


                              AMENDMENT NO. 2 TO
                                  SCHEDULE A
                          TO DELAWARE GROUP OF FUNDS*
                           FUND ACCOUNTING AGREEMENT



Delaware Group Adviser Funds, Inc.
       Corporate Income Fund
       Enterprise Fund
       Federal Bond Fund
       New Pacific Fund
       U.S. Growth Fund
       World Growth Fund

Delaware Group Cash Reserve, Inc.

Delaware Group Decatur Fund, Inc.
        Decatur Income Fund
        Decatur Total Return Fund

Delaware Group Delaware Fund, Inc.
        Delaware Fund
        Devon Fund

Delaware Group Equity Funds IV, Inc.
        Capital Appreciation Fund (New)
        DelCap Fund

Delaware Group Equity Funds V, Inc.
        Retirement Income Fund (New)
        Value Fund


         *Except as otherwise noted, all Portfolios included on this Schedule A are Existing Portfolios for purposes of the compensation described on Schedule B to that Fund Accounting Agreement between Delaware Service Company, Inc. and the Delaware Group of Funds dated as of August 19, 1996 ("Agreement"). All portfolios added to this Schedule A by amendment executed by a Company on behalf of such Portfolio hereof shall be a New Portfolio for purposes of Schedule B to the Agreement.

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Delaware Group Global & International Funds, Inc.
        Emerging Markets Fund (New)
        Global Assets Fund
        Global Bond Fund
        International Equity Fund

Delaware Group Government Fund, Inc.

Delaware Group Income Funds, Inc.
        Delchester Fund
        Strategic Income Fund (New)

Delaware Group Limited-Term Government Funds, Inc.
        Limited-Term Government Fund
        U.S. Government Money Fund

Delaware Group Premium Fund, Inc.
        Capital Reserves Series
        Emerging Growth Series
        Equity/Income Series
        Global Bond Series (New)
        Growth Series
        High Yield Series
        International Equity Series
        Money Market Series
        Multiple Strategy Series
        Value Series

Delaware Group Tax-Free Fund, Inc.
        Tax-Free Insured Fund
        Tax-Free USA Fund
        Tax-Free USA Intermediate Fund

Delaware Group Tax-Free Money Fund, Inc.

Delaware Group Trend Fund, Inc.

Delaware Pooled Trust, Inc.
        The Aggressive Growth Portfolio
        The Defensive Equity Portfolio
        The Defensive Equity Small/Mid-Cap Portfolio (New)
        The Fixed Income Portfolio
        The Global Fixed Income Portfolio
        The High-Yield Bond Portfolio (New)
        The International Equity Portfolio
        The International Fixed Income Portfolio (New)
        The Labor Select International Equity Portfolio
        The Limited-Term  Maturity Portfolio (New)

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                  The Real Estate Investment Trust Portfolio

DMC Tax-Free Income Trust - Pennsylvania

Dated as of: November 29, 1996





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DELAWARE SERVICE COMPANY, INC.


By:  /s/David K. Downes
         David K. Downes
         Senior Vice President/
         Chief Administrative Officer/
         Chief Financial Officer


                                    DELAWARE GROUP ADVISER FUNDS, INC.
                                    DELAWARE GROUP CASH RESERVE, INC.
                                    DELAWARE GROUP DECATUR FUND, INC.
                                    DELAWARE GROUP DELAWARE FUND, INC.
                                    DELAWARE GROUP EQUITY FUNDS IV, INC.
                                    DELAWARE GROUP EQUITY FUNDS V, INC.
                                    DELAWARE GROUP GLOBAL & INTERNATIONAL
                                    FUNDS, INC.
                                    DELAWARE GROUP GOVERNMENT FUND, INC.
                                    DELAWARE GROUP INCOME FUNDS, INC.
                                    DELAWARE GROUP LIMITED-TERM GOVERNMENT
                                    FUNDS, INC.
                                    DELAWARE GROUP PREMIUM FUND, INC.
                                    DELAWARE GROUP TAX-FREE FUND, INC.
                                    DELAWARE GROUP TAX-FREE MONEY FUND, INC.
                                    DELAWARE GROUP TREND FUND, INC.
                                    DMC TAX-FREE INCOME TRUST-PENNSYLVANIA


                                             By: /s/ Wayne A. Stork
                                                 ------------------
                                                     Wayne A. Stork
                                                     Chairman, President and
                                                     Chief Executive Officer


                                    DELAWARE POOLED TRUST, INC.


                                             By: /s/ Wayne A. Stork
                                                 ------------------
                                                     Wayne A. Stork
                                                     Chairman

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